Tower Operations

Supplemental Unaudited Financial Information
July 16, 2024

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Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this presentation, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: whether any strategic alternatives for UScellular will be successfully completed; whether any such strategic alternative will result in additional value for UScellular and its shareholders and whether the process will have an adverse impact on UScellular's business; strategic decisions regarding the tower business; intense competition; the ability to attract people of outstanding talent throughout all levels of the organization; UScellular's smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which UScellular does business; uncertainties in UScellular's future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and the impact, duration and severity of public health emergencies. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under "Risk Factors" in the most recent filing of UScellular's Form 10-K, as updated by any UScellular Form 10-Q filed subsequent to such Form 10-K.

Additional Information and Where to Find It

UScellular has filed a preliminary Information Statement on Schedule 14C with respect to the transaction described herein. You may obtain copies of the preliminary Information Statement, as well as all documents filed by UScellular with the SEC, free of charge, at the SEC's website, www.sec.gov, or from UScellular's website at https://investors.uscellular.com.

Background

- On May 28, 2024, UScellular announced that it entered into a definitive agreement to sell UScellular's wireless operations and select spectrum assets to T-Mobile (the "Transaction").

- The Transaction is expected to close in mid-2025, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions.

- Additional details regarding the Transaction are available from the following:
    - UScellular and TDS Conference Call – May 28, 2024
    - UScellular Form 8-K filed May 28, 2024 including Securities Purchase Agreement dated as of May 24, 2024, among Telephone and Data Systems, Inc., United States Cellular Corporation, USCC Wireless Holdings, LLC and T-Mobile US, Inc.
    - UScellular Form 8-K filed May 28, 2024, including Press Release and Investor Presentation

- On July 16, 2024, UScellular filed a Preliminary Information Statement on Schedule 14C that included additional financial information in connection with the Transaction.

- The financial presentation is intended to provide supplemental unaudited financial information related to UScellular's tower operations in the context of the Transaction.

- The long-term strategy and investment plan for UScellular's tower operations has not yet been determined, and this financial presentation provides outlooks based on minimal future investment to enhance understanding of UScellular's tower operations. Development of UScellular's long term strategy related to its tower operations, including decisions to expand the number of towers and maintain versus decommission existing towers, among other factors, may cause future results to vary materially from the outlooks presented herein. Information presented herein is best estimates as of July 16, 2024 and as facts, circumstances change and events occur, numbers may change.

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Post-Transaction - Assets not included in Announced Transaction

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Retained Spectrum	Transformed Tower Business	Equity Method Investment Interests
A **majority of UScellular's existing wireless spectrum** portfolio – including Cellular, C-Band, and 3.45 GHz *Will seek to opportunistically monetize*	Long-term Master License Agreement (MLA) with T-Mobile + Existing third-party colocations yield a **large tower portfolio**	Retained equity method investment interests generate **meaningful income and distributions**

Focus of this supplement

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Post Transaction - A Transformed UScellular Tower Business

Current Tower Revenue Distribution(1)

(as of 4Q'23)


13%
34%
26%
27%
AT&T
Verizon
T-Mobile
Other

(1) Excluding the impact of the new MLA

Post-Transaction Tower Details

- T-Mobile to become a long-term tenant on a minimum of 2,015(2) incremental towers
- MLA term is subject to annual escalators at customary market rates
- T-Mobile to extend its tenancy on the ~600 sites where T-Mobile is a tenant today for 15 years following the close of the transaction
- 15-year committed term for new and existing T-Mobile tower leases provides substantial contracted revenue for UScellular tower operations
- MLA results in expected minimum incremental cash rentals of $56 million (and expected incremental revenue including straight-line accounting impact of $72 million) in the first full year post-close
- T-Mobile to have an interim lease on remaining towers to ensure a smooth network integration for T-Mobile and a seamless transition experience for UScellular's wireless customers

(2) Total commitment of 2,100 incremental towers; 2,015 towers in UScellular's consolidated group, and 85 towers operated by entities where UScellular owns a noncontrolling interest

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Tower Operations – Financial Views

	Pro Forma	Segment	Year 1 Post Close	Longer-Term
Description	Pro Forma Condensed Consolidated Statement of Operations to give effect to the Transaction assuming the sale occurred January 1, 2021	Statement of Operations of UScellular Towers Segment - not impacted by the Transaction (current state)	Statement of Operations – estimate of UScellular's tower operations in the first year post-close of the Transaction including rental revenues from the interim MLA but excluding other non-recurring revenues and expenses	Statement of Operations – estimate of UScellular's tower operations three to five years post-close of the Transaction excluding non-recurring revenues and expenses
Basis	U.S. GAAP and SEC requirements for pro forma financial statements	U.S. GAAP	Internal management estimates	Internal management estimates
Source	Preliminary Information Statement on Schedule 14C filed July 16, 2024	Form 8-K filed July 16, 2024	Included in presentation herein	Included in presentation herein

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Tower Operations – Financial Reconciliations

Year ended December 31, 2023 (millions)	Pro Forma	Adjustments		Segment	Adjustments		Year 1 Post Close (7)(8)
Operating revenues							
Service							
Third party	$ 173	$ (72)	(1)	$ 101	$ 72	(1)	$ 173
Third party interim MLA	-	-		-	32	(2)	32
Intracompany	-	127	(3)	127	(127)	(3)	-
Total Service	173	55		228	(23)		205
Spectrum lease revenues	204	(204)	(4)	-	-		-
Total operating revenues	**377**	**(149)**		**228**	**(23)**		**205**
Cash expenses							
System operations (excluding Depreciation, amortization and accretion)	62	11	(5)	73	-		73
Selling, general and administrative	94	(60)	(6)	34	-		34
Total cash expenses	**156**	**(49)**		**107**	**-**		**107**
Add back: Strategic Alternatives Review expense	8	(8)		-	-		-
Adjusted OIBDA (9)	**$ 229**	**$ (108)**		**$ 121**	**$ (23)**		**$ 98**
Adjusted OIBDA as a percentage of Service revenues	N/M			53%			48%

N/M - Not Meaningful

Longer-Term (8)

- Expect steady revenue growth driven primarily by amendments and new colocations on existing towers
- Expect third party interim MLA revenue to decrease as interim leases are terminated
- Expect expense growth to be mitigated by decommissioning or other disposition of substantial portion of naked towers
- Projected Adj. OIBDA margin > 50%

Footnotes defined on the following slide.

Significant differences between the Pro Forma and Segment results of operations are as follows:

- **Pro Forma** – Operating revenues include $204 million of revenue from 12-month Spectrum Manager Lease Agreement and Selling, general and administrative expense includes $67 million of TDS Parent assessments for management, IT, financial and general support allocated to the Wireless segment, but for purposes of the Pro Forma financials, remain with the non-conveyed UScellular tower operations.
- **Segment** – Service revenues include $127 million of intracompany revenues related to colocations from UScellular's Wireless segment.

Important Note: Tower Segment and Tower Year 1 Post Close expense estimates are based on the segment presentation, determined in accordance with GAAP. They do not reflect any current planning regarding a likely change in direct or allocated expenses post-transaction that could materially impact these views.

Tower Operations – Financial Reconciliations Explanations

1) Estimated revenue from MLA agreement based on a preliminary estimate of 2,015 committed tower sites.
2) Estimated revenue from MLA agreement based on a preliminary estimate of 1,800 interim tower sites for twelve months.
3) Adjustment to add/remove UScellular intracompany tower rent.
4) Estimated revenue from the 12-month Spectrum Manager Lease Agreement related to UScellular spectrum that will not be transferred to T-Mobile at closing of the Transaction.
5) Engineering expenses allocated to the Towers segment but will be conveyed in the Transaction.
6) Primarily TDS parent assessments for management, IT, financial and general support allocated to the Wireless segment, but for purposes of the Pro Forma financials, remain with the non-conveyed UScellular tower operations. This estimate may materially change in Year 1 or in the future.
7) Year 1 Post Close view assumes:
    a) The Transaction closes on January 1, 2023
    b) UScellular intracompany tower rent revenue ceases January 1, 2023
    c) T-Mobile MLA revenue on 2,015 towers commences January 1, 2023
    d) T-Mobile MLA revenue on 1,800 interim towers commences on January 1, 2023 (and estimates that T-Mobile does not elect to terminate any of these leases during the year). This represents revenue from Interim Sites as defined in the Master License Agreement.
    e) System operations expenses are incurred at 2023 full-year Segment amounts, which include expenses to support all owned towers during 2023.
    f) SG&A expenses are consistent with the Segment view; they are not based on current expense planning regarding post transaction direct or allocated expenses and may vary materially from those included in the Segment view
8) Views assume no or limited new tower expansion and that T-Mobile does not lease any towers in excess of the 2,015 minimum commitment. Illustrative only; the long-term strategy and investment plan for UScellular's tower operations has not yet been determined. Further, these views exclude revenues and expenses that are not expected to recur on a long-term basis including the following:
    a) Revenue related to the twelve-month Spectrum Manager Lease Agreement – allocation from the Transaction purchase price for Pro Forma reporting
    b) Decommissioning costs of naked tower sites , including any amounts accrued for remaining ground lease commitments related to decommissioned towers
    c) Other non-recurring costs (e.g., employee severance associated with the close of the Transaction)
9) See slide 14 for reconciliation of Adjusted OIBDA.

Tower Operations – Run Rate Variables

Below are various factors that could impact the Year 1 Post Close and Longer-Term View of UScellular's tower operations. This list is not intended to be all-inclusive.

Investment	Long-term strategy including level of investment, if any, allocated to growth, including investments in additional towers, systems, infrastructure, and resources
Revenue growth	Revenue growth from new colocations and amendments, including the amount of towers T-Mobile elects to lease in excess of the minimum required under the Master License Agreement, and from other ancillary services
Operating expenses	• The expenses presented in the Segment view are primarily allocations of expenses that result from UScellular's centralized approach in operating its Wireless and Towers segments. Upon disposition of its wireless operations, UScellular's operations will be reduced in scale and the expenses required to support the remaining tower business are likely to vary from expenses currently allocated from the consolidated business. • Further, expenses allocated to the tower business from the TDS parent company are likely to vary from expenses currently allocated from the parent company.
Towers selected by T-Mobile for colocation and UScellular decision to decommission towers	• UScellular is not certain as to which towers T-Mobile will select to meet its 2,015 minimum commitment. Correspondingly, UScellular is not certain as to how many "naked" towers (towers without a colocator) UScellular tower operations will have after the Transaction. Further, UScellular is not certain as to how many towers it will decommission or dispose of after the Transaction. • Since individual towers drive operating costs (e.g., ground leases, property taxes), in general, given the same number of colocators, maintaining fewer towers will result in lower operating costs and higher operating margins.
Capital Structure	Changes to capital structure and funding needs from the current state
Industry	Changes in industry dynamics including competition, demand for tower space, new wireless technologies, among other factors

Tower Operations – Potential Year 1 Tower Portfolio



Potential Year 1 Tower Portfolio
4,382
(947)
(597)
2,838
(2,015)
823
947
1,770
?
Any new colocations after signing on otherwise "naked" towers
3,559 Maximum number of owned towers with at least one colocator (T-Mobile or other)
2,612 Minimum number of owned towers with at least one colocator (T-Mobile or other)
UScellular owned sites
Towers with 3rd party colocators other than T-Mobile
Towers with T-Mobile as current colocator (certain of these towers also have other third party colocators)
Towers where UScellular is the only tenant
New T-Mobile MLA commitment (unclear on which towers – final number not known until 30 months post-Transaction close)
Minimum number of potential "naked" towers (assumes zero overlap between new T-Mobile towers and existing colocators)
Towers with 3rd party colocators other than T-Mobile
Maximum number of potential "naked" towers (assumes perfect overlap between new T-Mobile towers and existing colocators)
New colocations after signing on otherwise "naked" towers
Total
Increase
Decrease

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Tower Counts as of March 31, 2024

Appendix

UScellular is Retaining ~70% of its Spectrum Portfolio - as presented on May 28, 2024

Spectrum

- T-Mobile to acquire bands of UScellular's spectrum that most seamlessly integrate into their existing network
- UScellular will seek to opportunistically monetize retained spectrum



Low & Mid-Band MHz POPs (1)
1,969mm MHz POPs(3)
4,147mm MHz POPs(3)
Acquired
Retained

Acquired

Band	MHz POPs
600 MHz[2]	594
700 MHz (A Block) (70%)	319
AWS (96%)	563
PCS (93%)	443
2.5 GHz	50
24 GHz[3]	8,973

Retained

Band	MHz POPs
700 MHz (A Block) (30%)	133
700 MHz (B/C Block)	333
Cellular	663
AWS (4%)	25
PCS (7%)	19
3.45 GHz	1,252
CBRS	78
C-Band	1,644
28 GHz[3]	7,492
37/39 GHz[3]	9,967

(1) King Street and Advantage MHz POPs are included in the graph.
(2) ~39% subject to a put/call agreement. To the extent the put/call is exercised, an incremental $106 million of purchase price will be due.
(3) Quantification of mmWave MHz POPs not included in the graph.

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UScellular Shareholders to Continue to Benefit from Cash Flows from Equity Method Investment Interests – as presented on May 28, 2024

- UScellular to retain its non-operating equity method investment interests that generated $158 million of equity method income and $150 million in distributions in 2023

- Equity method investments expected to continue to deliver steady source of cash flows to UScellular

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Adjusted EBITDA and Adjusted OIBDA Reconciliation

Year ended December 31, 2023 (millions)	Pro Forma		Segment		Year 1 Post Close	
Operating Income (GAAP)	**$**	**177**	**$**	**77**	**$**	**54**
Add back:						
Depreciation, amortization and accretion expense		46		46		46
EBITDA [1] (non-GAAP)	$	223	$	123	$	100
Add back or deduct:						
Strategic Alternatives Review expense		8		0		0
(Gain) loss on asset disposals, net		(2)		(2)		(2)
Adjusted EBITDA and Adjusted OIBDA [1] (non-GAAP)	$	229	$	121	$	98

[1] EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as Operating income adjusted for the items set forth above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Operating income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Operating income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular's operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular's financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management's evaluation of business performance. The table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA flow to the corresponding GAAP measure, Operating income. Additional information and reconciliations related to Non-GAAP financial measures can be found on UScellular's websites at investors.uscellular.com.

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